Exhibit 10.17
When recorded, return to:

Lynda Zimmerman, Esq.
Winstead Sechrest & Minick
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270


                 SECOND MODIFICATION AGREEMENT


     This SECOND MODIFICATION AGREEMENT ("Agreement") is made to be effective as of the 24th day of February, 2000, by and between COMERICA BANK-TEXAS, a state banking association ("Lender"),
STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture ("Borrower"), and STRATUS PROPERTIES, INC., a Delaware corporation (the "Guarantor").

                     W I T N E S S E T H :

     WHEREAS, Lender made a loan ("Loan") to Borrower on April 9,
1999,  in the maximum principal amount of SIX MILLION SIX HUNDRED
THOUSAND AND NO/100 DOLLARS ($6,600,000.00); and

     WHEREAS,   Lender   and  Borrower  executed   that   certain
Construction  Loan Agreement ("Loan Agreement")  dated  April  9,
1999, pertaining to the Loan; and

     WHEREAS, the Borrower executed and delivered to Lender that certain Promissory Note (the "$6,600,000.00 Note") dated April 9,
1999, payable to the order of Lender in the amount of and evidencing the Loan; and

     WHEREAS, the Borrower executed and delivered that certain Amended and Restated Deed of Trust dated of even date with the $6,600,000.00 Note to Gary W. Orr, as trustee ("Trustee"), for the benefit of the Lender, recorded under Document No. 1999009453 of the Official Records of Travis County, Texas, covering the real property described in Exhibit A attached hereto and incorporated herein for all purposes, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust ("Property"), to secure the payment of the $6,600,000.00 Note and performance by Borrower of the other obligations set forth in the Security Documents (as herein defined); and

     WHEREAS, the Borrower executed and delivered to Lender that certain Assignment of Rents and Leases (the "Assignment") dated of even date with the $6,600,000.00 Note, assigning to Lender all rents, leases, income, revenues, issues and profits which may arise from the operation or ownership of the Property, to secure the payment of the $6,600,000.00 Note and performance by Borrower of the other obligations set forth in the Security Documents; and

     WHEREAS, the Borrower caused to be issued by Chicago Title Insurance Company ("Title Company") that certain Mortgagee Policy of Title Insurance ("Policy") No.44-0394-101-339, dated April 16, 1999, in the amount of the $6,600,000.00 Note, insuring the dignity and priority of the lien created and evidenced by the Amended and Restated Deed of Trust and the Assignment; and

     WHEREAS, as of December 31, 1999, the Borrower caused Stratus Properties Inc., the Guarantor to execute and deliver to Lender that certain Guaranty ("Guaranty") guaranteeing the payment obligations under the $6,600,000.00 Note and other monetary obligations contained in the Security Documents and performance by Borrower of the other obligations as set forth in the Security Documents subject to and on the terms and conditions set forth in the Guaranty, which Guaranty was in substitution of that prior guaranty executed and delivered as of April 9, 1999; and

     WHEREAS, the Borrower, Lender and Guarantor entered into that certain Modification Agreement dated as of the 16th day of August, 1999, which Modification Agreement was recorded under Document No. 1999093007 of the Official Records of Travis County, Texas, and thereafter entered into that certain Second Amendment to Construction Loan Agreement executed effective as of the 31st day of December, 1999; and

     WHEREAS, Borrower thereafter executed for the benefit of Lender that certain Second Amended and Restated Deed of Trust (the "Deed of Trust") dated of even date herewith, wherein Lender and Borrower, among other things, agreed that the Property would also secure that certain Phase II construction loan in addition to the Phase I loan covered by the above-referenced Loan Agreement; and

     WHEREAS, the Lender, Borrower and Guarantor now propose to modify certain of the terms and provisions of the Loan Agreement, as previously amended, the Assignment, the $6,600,000.00 Note, the Deed of Trust, the Guaranty and the other related documents executed by Borrower or third parties pertaining to, evidencing or securing the Loan (collectively, the "Security Documents").

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

     1. Increase of Indebtedness. The definition of "Indebtedness" (the "Further Indebtedness Provision") of the Amended and Restated Deed of Trust contemplates that other debts or obligations of Borrower to Lender, whensoever or howsoever incurred and of whatever nature, would be secured by the Deed of Trust. In accordance with the terms of the Second Amended and Restated Deed of Trust of even date herewith, Borrower and Lender hereby agree that the Property which secures the existing Loan shall also secure the additional indebtedness in the amount of SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($7,700,000.00) as evidenced by that certain Promissory Note (the "$7,700,000.00 Note") executed by Borrower as maker for the benefit of Lender as payee of even date herewith. Borrower hereby promises to pay to the order of Lender the principal sum of the $7,700,000.00 Note and the $6,600,000.000 Note (sometimes hereinafter referred to collectively as the "Note"), or so much thereof as may be advanced, less any repayments of the principal thereof heretofore made, together with interest thereon at the rate, on the dates, and in the manner specified therein.

     2. Current $6,600,000.00 Note Balance. Prior to the execution hereof, the aggregate amount advanced by Lender under the $6,600,000.00 Note was FOUR MILLION SIX HUNDRED FORTY-ONE THOUSAND AND NO/100 DOLLARS ($4,641,000.00). There are committed funds remaining in the amount of ONE MILLION NINE HUNDRED FIFTY-NINE THOUSAND AND NO/100 DOLLARS ($1,959,000.00) to be disbursed in accordance with the Security Documents.

     3. Extension of Maturity. The maturity date of the $6,600,000.00 Note is hereby extended until August 24, 2001, when the unpaid principal balance of the $6,600,000.00 Note, together with all accrued but unpaid interest thereon, shall be due and payable, which maturity date coincides with the maturity date for the $7,700,000.00 Note of even date herewith. In each instance in the $6,600,000.00 Note or in the Security Documents where there is a reference to the maturity date, said maturity date shall mean August 24, 2001 in lieu of the maturity date as shown. The Borrower hereby renews, but does not extinguish, the
$6,600,000.00 Note and the liens, security interests and assignments created and evidenced by the Deed of Trust and other Security Documents, and in this regard all of the Security Documents are hereby renewed and modified by extending the maturity date thereof as set forth above. Borrower covenants to observe, comply with and perform each of the terms and provisions of the Security Documents, as modified hereby.

     4. Modification of Payment Terms in the $6,600,000.00 Note. The payment schedule set forth in Section 3.1 of the $6,600,000.00 Note shall be deleted in its entirety, and the following new payment schedule shall be inserted in lieu thereof:

     "3.1 Payment Schedule. This Note shall be due and payable as follows:

          (a) Commencing on May 5, 1999, and continuing thereafter on the fifth (5th) day of each successive month until the Maturity Date, Maker shall pay Payee all then accrued but unpaid interest hereon.

          (b)    Commencing  on  September  5,   2000,   and
     continuing on the fifth (5th) day of each month thereafter until the Maturity Date, a Monthly Principal Payment (hereinafter defined), together with all then accrued but unpaid interest hereon, shall be due and payable; and

          (c) The outstanding principal balance hereof and any and all accrued but unpaid interest thereon shall be due and payable in full on the Maturity Date or upon earlier maturity hereof, whether by acceleration or otherwise.

     For purposes hereof, "Monthly Principal Payment" shall mean that amount equal to 1.19% of the then outstanding principal balance as of September 1, 2000 owed under this Note divided by twelve (12) months. Payee shall furnish said amount, which is based upon a twenty-five
     (25) year, mortgage equivalent amortization schedule, to Maker in writing, which fixed amount shall thereafter constitute the Monthly Principal Payment."

     5. Events of Default. Borrower hereby agrees that the Loan Agreement, as previously amended, and the other Security Documents shall be amended whereby the following "Event of Default" shall be included as an additional Event of Default in said documents:

          "An Event of Default as defined under the $7,700,000.00 Note dated February 24, 2000 executed by Borrower as maker to Lender as payee or under any of the loan documents which secure the $7,700,000.00 Note shall be deemed to constitute an Event of Default under the $6,600,000.00 Note and the Security Documents which secure the $6,600,000.00 Note."

     6. Title Insurance. Contemporaneously with the execution and delivery hereof, the Borrower shall cause the Title Company to issue to Lender a standard Texas form Mortgagee Policy of Title Insurance in the amount of the indebtedness for the $6,600,000.00 Note and the $7,700,000.00 Note, insuring the dignity and priority of the lien of the Deed of Trust and Assignment, as previously modified and as further modified by the terms and provisions hereof, and subject only to (i) the exceptions and encumbrances specified in Schedule B of the Policy, (ii) such other exceptions as may have been approved in writing by Lender at the time of execution hereof, and
(iii) taxes on the Property for the current and subsequent years, but not yet due and payable.

     7. Acknowledgment by Borrower. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Security Documents. Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the $6,600,000.00 Note, as modified hereby and of the $7,700,000.00 Note; (ii) the liens, security interests and assignments created and evidenced by the Security Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Security Documents; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Security Documents, and the other obligations created or evidenced by the Security Documents;
(iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Security Documents or Lender's performance under the Security Documents or with respect to the Property;
(v) the representations and warranties contained in the Security Documents are true and correct representations and warranties in all material respects of Borrower and to the knowledge of Borrower, of any third parties, as of the date hereof; and
(vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Security Documents. To the extent Borrower now has any claims, offsets, defenses or counterclaims against Lender or the repayment of all or a portion of the Loan, whether known or unknown, fixed or contingent, same are hereby forever irrevocably waived and released in their entirety.

     8. No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Note or the other Security Documents.

     9. Joinder of Guarantor. By its execution hereof , Guarantor hereby (i) acknowledges and consents to the terms and provisions hereof; (ii) ratifies and confirms the Guaranty, including all interest and costs of collection, to or for the benefit of Lender; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty cover and pertain to the Loan, Note, Deed of Trust and other Security Documents as modified hereby;
(iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the
Guaranty or the other obligations created and evidenced by the Guaranty; (v) certifies that the representations and warranties contained in the Guaranty remain true and correct representations and warranties of Guarantor as of the date hereof; and
(vi) acknowledges that Lender has satisfied and performed its covenants and obligations under the Guaranty and the other Security Documents, and that no action or failure to act by or on behalf of, Lender has or will give rise to any cause of action or other claim against Lender for breach of the Guaranty or other Security Documents or otherwise.

     10. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of the Title Company, and reasonable fees and expenses of legal counsel to Lender.

     11. Additional Documentation. From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Security Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Upon Lender's request, Borrower shall  cause  to  be delivered to Lender an opinion  of  counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Security Documents, as hereby modified; and (iii) such other matters as reasonably requested by Lender.

     12.   Effectiveness  of the Security Documents.   Except  as
expressly modified by the terms and provisions hereof, each of the terms and provisions of the Security Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Security Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Security Documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, defined terms and to such other Security Documents, as modified hereby.

     13.   Governing Law.  THE TERMS AND PROVISIONS HEREOF  SHALL
BE  GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF  THE
STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

     14. Time. Time is of the essence in the performance of the covenants contained herein and in the Security Documents.

     15. Binding Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to
(i) permit, sanction, authorize or condone the assignment of all or any part of the Property or any of Borrower's rights, titles or interests in and to the Property or any rights, titles or interests in and to Borrower, except as expressly authorized in the Security Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

     16. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

     17. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation.

     18. Severability. If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or
provision   of  this  Agreement  that  is  illegal,  invalid   or
unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

     19. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties  hereto.  Any signature and acknowledgment  page  to  any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

     20. THIS MODIFICATION AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO. THE PROVISIONS OF THIS MODIFICATION AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

                         LENDER:

                         COMERICA BANK-TEXAS,
                         a state banking association


                         By:
                         Name:
                         Title:


BORROWER:

STRATUS 7000 WEST JOINT VENTURE,
a Texas joint venture

By:  Stratus 7000 West, Ltd.,
     a Texas limited partnership,
     Its Operating Partner

     By:  STRS L.L.C.,
          a Delaware limited liability company,
          Its General Partner

          By:  Stratus Properties Inc.,
               a Delaware corporation,
               Its Sole Member



               By:    /s/ William H. Armstrong, III
                     -------------------------------
               Name:     William H. Armstrong, III
               Title:    Chairman of the Board,
                          President and Chief
                           Executive Officer

By:  Oly Lantana, L.P.,
     a Texas limited partnership,
     Its Financial Partner

     By:  Oly Lantana GP, L.L.C.,
          a Texas limited liability company,
          Its Sole General Partner



          By:
          Name:
          Title:



GUARANTOR:

STRATUS PROPERTIES INC.,
a Delaware corporation


By:    /s/ William H. Armstrong, III
      ------------------------------
Name:      William H. Armstrong, III
Title:  Chairman of the Board, President
         and Chief Executive Officer





STATE OF TEXAS
                    &
COUNTY OF _________ &

     This instrument was ACKNOWLEDGED before me, on the _____ day
of   March,   2000,   by  ________________________________,   the
__________________  of  COMERICA  BANK-TEXAS,  a  state   banking
association, on behalf of said banking association.


[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public



THE STATE OF TEXAS  &
                    &
COUNTY OF __________     &

     This instrument was acknowledged before me on            day
of                          , 2000, by William H. Armstrong, III,
Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation, the Sole Member of STRS L.L.C., a Delaware limited liability company, the General Partner of STRATUS 7000 WEST, LTD., a Texas limited partnership, the Operating Partner of STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture, on behalf of each said entity.

[SEAL]


                              Notary Public, State of Texas
My Commission Expires:

______________________
                              Printed Name of Notary Public:






STATE OF TEXAS      &
                    &
COUNTY OF _________ &

     This instrument was acknowledged before me on            day
of                                   ,          2000,          by
____________________________,  the __________________________  of
OLY LANTANA GP, L.L.C., a Texas limited liability company, the Sole General Partner of OLY LANTANA, L.P., a Texas limited partnership, the Financial Partner of STRATUS 7000 WEST JOINT VENTURE, a Texas joint venture, on behalf of each said entity.

[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public



STATE OF TEXAS      &
                    &
COUNTY OF _________ &

     This instrument was acknowledged before me on            day
of                          , 2000, by William H. Armstrong, III,
Chairman of the Board, President and Chief Executive Officer of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation.


[ S E A L ]
                              Notary Public, State of Texas
My Commission Expires:

_____________________              Printed Name of Notary Public